EXHIBIT  10.01

                             AMENDED AND RESTATED
                           ASSET PURCHASE AGREEMENT

     This AMENDED AND RESTATED ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of January 8, 1998, is entered into among Monaco Finance, Inc., a Colorado corporation ("Monaco"), Pacific USA Holdings Corp., a Texas corporation ("Pacific USA"), Pacific Southwest Bank, a federally chartered savings bank ("PSB"), NAFCO Holding Company, LLC, a Delaware limited liability company ("NAFCO"), Advantage Funding Group, Inc., a Delaware corporation ("Advantage"), and PCF Service, LLC, a Delaware limited liability company ("PCF").

     WHEREAS Monaco, Pacific USA, NAFCO, and Advantage have previously entered into that certain Asset Purchase Agreement, dated as of September 30, 1997 (as amended or modified to the date hereof, the "Original Agreement");

     WHEREAS the parties to the Original Agreement desire to amend and restate the Original Agreement in its entirety on the terms and conditions contained herein; and

     WHEREAS, in connection with such amendment and restatement, the parties to the Original Agreement desire to have PSB and PCF become parties to this Agreement, and each of PSB and PCF desires to become a party to this Agreement, on the terms and conditions contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE I

                                DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms, when used herein, will have the following meanings:

     "Acquired  Loans"  means  the  NAFCO  Loans  and  the  Advantage   Loans.

     "ADA Capital Corporation" means ADA Capital Corporation, a New York corporation.

     "ADA Equity Interest" means one hundred percent (100%) of the equity interests owned by PCF in ADA Capital Corporation.

     "Advantage Loan Purchase Agreement" means a loan purchase agreement, substantially in the form of EXHIBIT A-1 attached hereto, relating to the Advantage Loans among Monaco, Pacific USA, PSB, and Advantage.

     "Advantage Preferred Shares" means the shares of Preferred Stock that may be issued to Advantage (or its designee) pursuant to Section 2.2(b)(ii)(B).

     "Adverse Claim" means a claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect of a lien or security interest upon or with respect to any of the properties of a transferring party other than in favor of Monaco.

     "Asset Purchase Documents" means all agreements, documents, and instruments entered into by any of the parties hereto in connection with the transactions contemplated hereby.

     "Auto Loan" means a consumer Automobile loan, including installment sales contracts, arising from the sale of Automobiles.

     "Auto Loan Balance" means, at any time any determination thereof is to be made: (a) the aggregate outstanding principal balance of the Acquired Loans as of the close of business on the Cut-Off Date, determined after deduction of all payments of principal received with respect to the Acquired Loans on or before the close of business on the Cut-Off Date; minus (b) the principal balance (as of the Cut-Off Date) of any Acquired Loans that have been repurchased pursuant to the terms of either of the Loan Purchase Agreements.

     "Automobiles" means new and used automobiles and light trucks (i.e., light duty trucks with a maximum load capacity of 2,000 pounds), the purchase of which the related Obligors financed by Auto Loans.

     "Business Day" means any day, other than a Saturday or a Sunday, or another day on which commercial banks in the States of New York, Colorado, or Texas are required, or authorized by law, to close.

     "Certificate of Designation" means a certificate of designation of Monaco respecting the rights, preferences, privileges, and restrictions pertaining to the Preferred Stock, such certificate of designation to be in the form of EXHIBIT C-1 attached hereto.

     "Class A Common Stock" means the Class A Common Stock of Monaco, par value $.01 per share.

     "Commission"  means  the  Securities  and  Exchange  Commission.

     "Cut-Off  Date"  means  December  19,  1997.

     "Designated NAFCO Operations" means the operations represented by (a) any loan sale agreements that are executed by Monaco during the period beginning on the Closing Date and ending six (6) months following the Closing Date with the prospects who are listed on SCHEDULE A, (b) any loan sale agreements that are executed by Monaco or, if and only if the ADA Equity Interest is assigned to Monaco pursuant to the terms hereof, ADA Capital Corporation during the period beginning on the execution of this Agreement and ending six
(6) months following the Closing Date with NADA associations, including those who are listed in SCHEDULE B, and (c) the Unrestricted Warrants.

     "Determination  Date"  means:    (a)  if  Monaco  receives  the  Monaco
Shareholders' Approval and the parties hereto receive the HSR Approval, the date which is the later to occur of: (i) the HSR Date; and (ii) the Monaco Shareholders' Approval Date; (b) if Monaco receives the Monaco Shareholders' Approval but the parties hereto receive the HSR Denial, the date which is the later to occur of: (i) the HSR Date; and (ii) the Monaco Shareholders' Approval Date; or (c) if Monaco does not receive the Monaco Shareholders' Approval, the Monaco Shareholders' Approval Date.

     "Exchange Act" means the Securities and Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended.

     "Federal Funds Rate" means, for any day, the rate, per annum (rounded upwards, if necessary, to the nearest 0.01%), equal to the weighted average of the rates of overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day as published by the Federal Reserve Bank of New York on the Business Day immediately following such day; provided that, if the day for which such rate is to be determined is not a Business Day, then the "Federal Funds Rate" for such day shall be such rate on such transactions on the immediately following Business Day as published on the Business Day immediately following such Business Day.

     "HSR Approval" means either: (a) the express written approval by the United States Department of Justice and Federal Trade Commission of the transactions referred to in the HSR Required Filings; or (b) the expiration of all waiting periods respecting the HSR Required Filings without objection by the United States Department of Justice and/or the Federal Trade Commission.

     "HSR Date" means the first Business Day following the date on which the parties hereto have received either the HSR Approval or the HSR Denial.

     "HSR Denial" means the final express denial by the United States Department of Justice and/or the Federal Trade Commission of the transactions referred to in the HSR Required Filings.

     "HSR Required Filings" means all filings required to be made by the parties hereto (or any of them) under the Hart-Scott-Rodino Act with respect to the Stock Issuances.

     "Interest Rate" means, for any date, the rate, per annum, equal to the Federal Funds Rate plus 2.21%.

      Loan Loss Reimbursement Agreement" means a Loan Loss Reimbursement Agreement executed by PSB, NAFCO, and Advantage in favor of Monaco (or its designee) in the form attached hereto as EXHIBIT L-1, together with all exhibits and schedules thereto.
     "Loan Purchase Agreements" means, collectively, the NAFCO Loan Purchase Agreement and the Advantage Loan Purchase Agreement.

     "Monaco/Advantage Note" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to Advantage (to the extent required by, and in accordance with, Section 2.2(b)(ii)) the balance of the purchase price for the Advantage Loans.

     "Monaco/Advantage Registration Rights Agreement" means a registration rights agreement, substantially in the form of EXHIBIT M-2 attached hereto, between Monaco and Advantage (or its designee).

     "Monaco/ANO Note I" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to NAFCO or its designee (to the extent required by, and in accordance with, Section 2.2(c)(ii)) an amount equal to two and one-half (2 ) times the Pre-Tax Earnings for such calendar year.

     "Monaco/ANO Note II" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to NAFCO or its designee (to the extent required by, and in accordance with, Section 2.2(c)(ii)) an amount equal to two and one-half (2 ) times the Pre-Tax Earnings for such calendar year.

     "Monaco/NAFCO Note" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to NAFCO or its designee (to the extent required by, and in accordance with, Section 2.2(a)(ii)) the balance of the purchase price for the NAFCO Loans.

     "Monaco/NAFCO Registration Rights Agreement" means a registration rights agreement, substantially in the form of EXHIBIT M-3 attached hereto, between Monaco and NAFCO (or its designee).

     "Monaco Pledge Agreement" means a pledge agreement, substantially in the form of EXHIBIT M-4 attached hereto, between Monaco, as pledgor, and PSB, NAFCO, and Advantage (or their respective designees), as secured parties.

     "Monaco/PSB Note" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to PSB or its designee (to the extent required by, and in accordance with, Section 2.3), an amount equal to two percent (2%) of the Auto Loan Balance as of the Cut-Off Date.

     "Monaco/PSB Registration Rights Agreement" means a registration rights agreement, substantially in the form of EXHIBIT M-5 attached hereto, between Monaco and PSB (or its designee).

     "Monaco Shareholders' Approval" means the approval by the shareholders of Monaco of the Stock Issuances.

     "Monaco Shareholders' Approval Date" means the day which is the first Business Day immediately following the date on which the meeting of the shareholders of Monaco takes place at which Monaco either receives or fails to receive the Monaco Shareholders' Approval.

     "NAFCO Common Shares" means the shares of Class A Common Stock that may be issued to NAFCO (or its designee) pursuant to Sections 2.2(c)(ii) and 2.2(c)(iii).

     "NAFCO Loan Purchase Agreement" means a loan purchase agreement, substantially in the form of EXHIBIT N-1 attached hereto, relating to the NAFCO Loans among Monaco, Pacific USA, PSB, and NAFCO.

     "NAFCO Loan Originators" means any originator who is party to a loan sale agreement described in clause (a) or (b) of the definition of "Designated NAFCO Operations" herein.

     "NAFCO Preferred Shares" means the shares of Preferred Stock that may be issued to NAFCO (or its designee) pursuant to Section 2.2(a)(ii)(A).

     "NAFCO Shares" means, collectively, the NAFCO Common Shares and the NAFCO Preferred Shares.

     "NASDAQ"  means  the  Nasdaq  National  Market  System.
     "Obligor" means, with respect to any Auto Loan, the Person primarily obligated to make payments in respect thereto.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, association, joint venture, governmental authority or any other entity of whatever nature.

     "Post-Closing Loans" means Auto Loans purchased by Monaco or its affiliates from NAFCO Loan Originators subsequent to the Closing Date.

     "Preferred Stock" means non-voting, no par value 8% Cumulative Convertible Preferred Stock, Series 1997-1 of Monaco, having the rights, preferences, privileges, and restrictions set forth in the Certificate of Designation.

     "Pre-Tax Earnings" means for any calendar year during the Pricing Period, the aggregate of the net income of the Designated NAFCO Operations determined in accordance with generally accepted accounting principles and based on audited financial statements of Monaco, except that solely for purposes of calculation of such amount, (a) there shall be excluded any gain or loss constituting federal or state income taxes; (b) no deduction will be made for amortization of goodwill; (c) no deduction will be made for interest on funds advanced by Monaco for the Designated NAFCO Operations; (d) no deduction shall be made for corporate assessments, overhead or charges by Monaco or any of its affiliates, except for loan origination costs and servicing costs as more fully set out below; (e) revenue shall include interest and fee income on Post-Closing Loans, less any losses of principal as a result of defaulted contracts, net of recoveries thereof, in excess of the loan loss reserve for such loans, gain on sale attributable to securitizations of Post-Closing Loans, subject to adjustment, if any, for future loss on the Post-Closing Loans; (f) only if Monaco has effected an off-balance sheet securitization of at least $30 million in principal amount of automobile loans primarily consisting of automobile loans acquired in the ordinary course of its business (i.e., automobile loans that were not acquired by Monaco in bulk loan purchase transactions involving the purchase of multiple automobile loans in a single transaction) there shall be included as net income an amount equal to the product of the principal balance of any Post-Closing Loans which have not been securitized as of December 31, 1999 multiplied by the pre-tax gain on sale on Monaco's most recent securitization transaction (expressed as a percentage of the principal balance of the automobile loans included in such securitization), and excess servicing income, if any, relating to the Post-Closing Loans, (g) direct expenses related to each revenue stream referred to in (e) and (f) of this sentence will be deducted from gross revenue to determine the earnings contribution of each revenue stream, such direct expenses to consist of interest incurred by Monaco to acquire and warehouse such loans, a one time application fee of $20 for each Post-Closing Loan of the Designated NAFCO Operations; a one time loan boarding fee of $200 for credit, underwriting, and funding; and a monthly fee of 250 basis points per annum on the average loans outstanding for servicing collection operations for each Post-Closing Loan serviced by Monaco. Computations of gains-on-sales with respect to securitizations shall be computed by Monaco and certified by its outside auditors.

     "Pricing Period" means the period of January 1, 1998 through December 31, 1999.
     "PSB Shares" means the shares of Class A Common Stock that may be issued to PSB or its designee pursuant to Section 2.3.

     "Related  Party"  means any of Pacific USA, PSB, NAFCO, Advantage, and/or
PCF.

     "Reimbursement Value" means an amount equivalent to two percent (2%)of the Auto Loan Balance as of the Cut-Off Date. For example, if the Auto Loan Balance on the Cut-Off Date is $100 million, the Reimbursement Value is 2% x $100 million, or $2 million.

     "Restricted Warrants" means those Warrants with respect to which there exist restrictions on transfer to a third Person (including Monaco) that have not been waived or rendered ineffective or inapplicable (by operation of law or otherwise) in connection with the transfer of such Warrants to Monaco as contemplated hereby, all of which, as of the Closing Date, are scheduled on SCHEDULE R-1 attached hereto, which SCHEDULE R-1 also sets forth all restrictions on the transfer of same.

     "Securities Act" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

     "Stock Issuances" means the issuance by Monaco of all of the Transaction Shares at the respective times contemplated by the terms of this Agreement.

     "Transaction" means, collectively, all of the transactions contemplated hereby.

     "Transaction Shares" means, collectively, the Advantage Preferred Shares, the NAFCO Shares, and the PSB Shares.

     "Unrestricted Warrants" means all Warrants, other than Restricted Warrants, that have been sold, assigned, transferred and conveyed to Monaco as contemplated hereby, all of which, as of the Closing Date, are scheduled on SCHEDULE U-1 attached hereto.

     "Warrants" means, collectively, the stock and/or warrants held by NAFCO or PCF in NAFCO Loan Originators, including the ADA Equity Interest.


                              ARTICLE 2  ARTICLE

     PURCHASE AND SALE OF THE ASSETS PURCHASE AND SALE OF THE ASSETS

     2.1          Sale  and  Purchase  of  Assets.

     (a) NAFCO Loans. Subject to the terms and conditions of this Agreement and the NAFCO Loan Purchase Agreement, NAFCO hereby agrees to sell, convey, assign, transfer and deliver to Monaco on the Closing Date, and Monaco hereby agrees to acquire, buy and accept, all of NAFCO's rights, title and interest in and to all of the Auto Loans set forth on SCHEDULE 2.1(A)
attached hereto, which Auto Loans: (i) as of the Cut-Off Date, are not more than fifty-nine (59) days past due with respect to any regularly scheduled monthly payment from any Obligor thereon; and (ii) shall be listed on the "Auto Loan Schedule" attached to the NAFCO Loan Purchase Agreement (such Auto Loans are collectively referred to herein as the "NAFCO Loans").
     (b) Advantage Loans. Subject to the terms and conditions of this Agreement and the Advantage Loan Purchase Agreement, Advantage hereby agrees to sell, convey, assign, transfer, and deliver to Monaco, and Monaco hereby agrees to acquire, buy and accept, all of Advantage's rights, title, and interest in and to the Auto Loans set forth on SCHEDULE 2.1(B) attached
hereto, which  Auto  Loans:    (i)  as of the Cut-Off Date, are not more than
fifty-nine (59) days past due with respect to any regularly scheduled monthly payment from any Obligor thereon; and (ii) shall be listed on the "Auto Loan Schedule" attached to the Advantage Loan Purchase Agreement (such Auto Loans are collectively referred to herein as the "Advantage Loans").

     (c)          Warrants.      Subject to the terms and conditions of this
Agreement, PCF hereby agrees to sell, convey, assign, transfer and deliver to Monaco on the Closing Date, and Monaco hereby agrees to acquire, buy and accept, all of PCF's rights, title and interest in and to all of the Warrants; provided that, if, as of the Closing Date, there exist any Restricted Warrants, each of NAFCO and PCF shall, from and after the Closing Date, use its best efforts to cause the transfer of such Restricted Warrants to Monaco in compliance with the applicable restrictions; provided further that PCF shall not be deemed to have sold or transferred any Restricted Warrant(s) until such time, if any, as such Restricted Warrant(s) become(s) Unrestricted Warrant(s).

     2.2 Purchase Price. Subject to the terms and conditions of this Agreement and the Loan Purchase Agreements:

     (a) NAFCO Loans. The purchase price payable by Monaco to NAFCO for the NAFCO Loans shall be 96% of the outstanding principal balance of the NAFCO Loans as of the Cut-Off Date, plus accrued and unpaid interest on each NAFCO Loan through the Cut-Off Date, plus interest as provided in Section 2.2(a)(i), payable as follows:

     (i) an amount equal to (A) 90% of the outstanding principal balance of the NAFCO Loans as of the Cut-Off Date, plus (B) accrued and unpaid interest on each NAFCO Loan through the Cut-Off Date, plus (C) interest on the foregoing amounts from the Cut-Off Date to the Closing Date at the Interest Rate, shall be payable in cash on the Closing Date; and

     (ii) the balance of the purchase price for the NAFCO Loans shall be payable by the issuance by Monaco to NAFCO (or its designee) on the
Determination  Date  of:    (A)  if  Monaco  does  not  receive  the  Monaco
Shareholders' Approval or the parties hereto receive the HSR Denial, the Monaco/NAFCO Note; or (B) if Monaco receives the Monaco Shareholders' Approval and the parties hereto receive the HSR Approval, that number of shares of fully paid and non-assessable Preferred Stock equal to 6% of the outstanding principal balance of the NAFCO Loans as of the Cut-Off Date, divided by $2.00.

     (b) Advantage Loans. The purchase price payable by Monaco to Advantage for the Advantage Loans shall be 96% of the outstanding principal balance of the Advantage Loans as of the Cut-Off Date, plus accrued and unpaid interest on each Advantage Loan through the Cut-Off Date, plus interest as provided in Section 2.2(b)(i), payable as follows:

     (i) an amount equal to (A) 90% of the outstanding principal balance of the Advantage Loans as of the Cut-Off Date, plus (B) accrued and unpaid interest on each Advantage Loan through the Cut-Off Date, plus (C) interest on the foregoing amounts from the Cut-Off Date to the Closing Date at the Interest Rate, shall be payable in cash on the Closing Date; and

     (ii) the balance of the purchase price for the Advantage Loans shall be payable by the issuance by Monaco to Advantage (or its designee) on the
Determination  Date  of:    (A)  if  Monaco  does  not  receive  the  Monaco
Shareholders' Approval or the parties hereto receive the HSR Denial, the Monaco/Advantage Note; or (B) if Monaco receives the Monaco Shareholders' Approval and the parties hereto receive the HSR Approval, that number of shares of fully paid and non-assessable Preferred Stock equal to 6% of the outstanding principal balance of the Advantage Loans as of the Cut-Off Date, divided by $2.00.

     (c)        Additional Payments in Respect of Designated NAFCO Operations.

     (i) For the period commencing on the Closing Date and ending December 31, 1999, Monaco will maintain a separate book of accounts for the Designated NAFCO Operations to determine the Pre-Tax Earnings of the Designated NAFCO Operations during each calendar year of the Pricing Period.

     (ii)      If (y) any Warrants have been transferred to Monaco pursuant to
Section  2.1(c) and/or any loan sale agreements referred to in clauses (a) and
(b) of the definition of "Designated NAFCO Operations" contained herein have been entered into between the Closing Date and the date which is six months thereafter and (z) there are any Pre-Tax Earnings from the Designated NAFCO Operations for the 1998 calendar year, Monaco will issue to NAFCO or its designee, on or before April 15, 1999: (A) if Monaco shall have received the Monaco Shareholders' Approval and the parties hereto shall have received the HSR Approval, that number of shares of Class A Common Stock equal to (1) two and one/half (2 ) times the Pre-Tax Earnings for such calendar year, divided by (2) the average of the daily closing sales price (or the last reported closing sales price if on any trading day there shall have been no transactions in such stock) per share of the Class A Common Stock listed on the NASDAQ on the ten trading days immediately preceding January 1, 1999; or
(B) if Monaco shall not have received the Monaco Shareholders' Approval or the parties hereto shall have received the HSR Denial, the Monaco/ANO Note I.

     (iii)     If (y) any Warrants have been transferred to Monaco pursuant to
Section  2.1(c) and/or any loan sale agreements referred to in clauses (a) and
(b) of the definition of "Designated NAFCO Operations" contained herein have been entered into between the Closing Date and the date which is six months thereafter and (z) there are any Pre-Tax Earnings from the Designated NAFCO Operations for the 1999 calendar year, Monaco will issue to NAFCO or its designee, on or before April 15, 2000: (A) if Monaco shall have received the Monaco Shareholders' Approval and the parties hereto shall have received the HSR Approval, that number of shares of Class A Common Stock equal to (x) two and one/half (2 ) times the Pre-Tax Earnings for such calendar year, divided by (y) the average of the daily closing sales price (or the last reported closing sales price if on any trading day there shall have been no transactions in such stock) per share of the Class A Common Stock listed on the NASDAQ on the ten trading days immediately preceding January 1, 2000; or
(B) if Monaco shall not have received the Monaco Shareholders' Approval or the parties hereto shall have received the HSR Denial, the Monaco/ANO Note II.

     2.3 Loan Loss Reimbursement. PSB, a wholly owned subsidiary of Pacific USA, NAFCO, and Advantage shall execute the Loan Loss Reimbursement Agreement in favor of Monaco on the Closing Date. As consideration for such Loan Loss Reimbursement Agreement, on the Determination Date: (a) if Monaco shall have received the Monaco Shareholders' Approval and the parties hereto shall have received the HSR Approval, then Monaco shall issue to and in the name of PSB or its designee one share of Class A Common Stock for each $2.00 of Reimbursement Value; or (b) if Monaco shall not have received the Monaco Shareholders' Approval or the parties hereto shall have received the HSR Denial, then Monaco shall issue to PSB or its designee the Monaco/PSB Note.


                                  ARTICLE 3

                                  CLOSING

     3.1 Time, Date and Place of Closing. The closing of the Transaction (other than that portion of the Transaction consisting of the Stock Issuances) and the deliveries required by Sections 3.5 through 3.9 (collectively, the "Closing"), shall be made at the offices of Andrews & Kurth L.L.P., 1717 Main Street, Suite 3700, Dallas, Texas 75201, at 10:00 a.m. (Texas time), on January 8, 1998, or at such other place and time as the parties hereto shall mutually agree (the "Closing Date").

     3.2          Closing;  Failed  Closing.

     (a) The Closing shall be subject to the satisfaction of all of the conditions set forth in this Article III (to the extent not waived in accordance with Section 7.5). The Closing shall not be deemed to have occurred unless and until all of the conditions contained in this Article III have been satisfied (or waived in accordance with Section 7.5).

     (b) If the Closing does not occur for any reason on or before January 10, 1998, then the parties shall have no further obligations or liabilities to each other under this Agreement or any of the other agreements, documents, or instruments executed in connection herewith.

     3.3 Conditions Relating to Pacific USA, PSB, NAFCO, Advantage, and PCF. Consummation by each of Pacific USA, PSB, NAFCO, Advantage, and PCF of the Transaction is subject to the fulfillment on or before the Closing Date of each of the following conditions, any one or more of which may be waived in whole or in part in accordance with Section 7.5 (and, at or prior to the Closing, any of such parties may obtain a certificate of the President of Monaco or such other evidence as it deems advisable as to the fulfillment of the conditions in subparagraphs (a) through (c) below to the extent such conditions relate to Monaco):

     (a) The representations and warranties of Monaco con-tained in this Agreement or in any certificate, schedule, exhibit or other agreement delivered pursuant to the provisions of this Agreement shall be true in all material respects as of the date when made

     (b) Monaco shall have performed and complied in all material respects with all covenants, agree-ments and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

     (c) On the Closing Date there shall be no judgment, decree, injunction, ruling or order of any court or governmental authority outstanding against Monaco, Pacific USA, PSB, NAFCO, Advantage, or PCF which prohibits, restricts or delays consumma-tion of the Transaction.

     (d) Pacific USA and NAFCO shall have terminated any employment contracts relating to NAFCO employees that have not been assumed by Monaco, on terms satisfactory to Pacific USA and NAFCO.

     (e) Monaco shall have obtained a commitment for financing of the purchase of the Acquired Loans, in form and content acceptable to Pacific USA, NAFCO and Advantage.

     (f) NAFCO shall have received the consent of its members to the Transaction.

     3.4 Conditions Relating to Monaco. Consummation by Monaco of the Transaction is subject to the fulfillment on or prior to the Closing Date of each of the following conditions, any one or more of which may be waived in whole or in part by Monaco in accordance with Section 7.5 (and, at or prior to the Closing, Monaco may obtain a certificate of the President of Pacific USA, PSB, NAFCO, Advantage, or PCF, as the case may be, or such other evidence as it deems advisable as to the fulfillment of the following conditions):

     (a) The representations and warranties of Pacific USA, PSB, NAFCO, Advantage, and PCF contained in this Agreement or in any certificate, schedule, exhibit or other agreement delivered pursuant to one or more of the provisions of this Agreement, shall be true in all material respects as of the date when made.

     (b) Pacific USA, PSB, NAFCO, Advantage, and PCF shall have per-formed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

     (c) On the Closing Date there shall be no judgment, decree, injunction, ruling or order of any court or governmental authority outstanding against Monaco, Pacific USA, PSB, NAFCO, Advantage, and/or PCF which prohibits, restricts or delays consumma-tion of the Transaction.

     (d) Monaco shall have obtained a commitment for financing of the purchase of the Acquired Loans, in form and content acceptable to Monaco.

     (e) Monaco shall have completed its due diligence and shall be satisfied with the results of its due diligence.

     (f) As of the Cut-Off Date, no more than twelve percent (12%) of the aggregate number of Acquired Loans will be between thirty-one (31) and fifty-nine (59) days past due with respect to any regularly scheduled monthly payment from the related Obligors.

     3.5 Deliveries by Monaco. Monaco hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, and it shall be a condition to the obligations of Pacific USA, PSB, NAFCO, Advantage and PCF under this Agree-ment that all of the following are delivered on or before the Closing Date:

     (a)          The  NAFCO  Loan  Purchase  Agreement.
     (b)          The  Advantage  Loan  Purchase  Agreement.

     (c) A Servicing Agreement (substantially in the form of EXHIBIT 3.5(C) attached hereto, the "Advantage Servicing Agreement") between Monaco and Advantage, as servicer, pursuant to which Advantage will service the Advantage Loans on an interim basis from the Closing Date through June 30, 1998, at which time Monaco shall assume overall servicing responsibilities.

     (d) A Servicing Agreement (substantially in the form of EXHIBIT 3.5(D) attached hereto, the "NAFCO Servicing Agreement") between Monaco and NAFCO, as servicer, pursuant to which NAFCO will service the NAFCO Loans on an interim basis, from the Closing Date through June 30, 1998, at which time Monaco shall assume overall servicing responsibilities.

     (e)          The  Monaco  Pledge  Agreement.

     (f)          The  Loan  Loss  Reimbursement  Agreement.

     (g) A certificate of the Secretary or an Assistant Secretary of Monaco certifying as to (i) the actions referred to in Section 4.1(b), (ii) a true and correct copy of the Certificate of Incorporation of Monaco, (iii) a good standing certificate with respect to Monaco, dated as of a recent date, and (iv) the authorization and incumbency of the officers of Monaco that executed this Agreement and the other agreements, instruments and certificates to be delivered by Monaco pursuant to this Agreement.

     (h) The opinion of counsel for Monaco, in the form agreed to between Monaco's counsel, Pacific USA, PSB, NAFCO, Advantage, and PCF.

     3.6 Deliveries by NAFCO. NAFCO hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

(a)          The  NAFCO  Loan  Purchase  Agreement.

     (b)          The  NAFCO  Servicing  Agreement.

     (c) The Loan Loss Reimbursement Agreement and the "Letters of Credit" (as that term is defined in the Loan Loss Reimbursement Agreement).

     (d)          The  Monaco  Pledge  Agreement.

     (e) A certificate of the Secretary or an Assistant Secretary of NAFCO certifying as to (i) the actions referred to in Section 4.3(b), (ii) a true and correct copy of the Certificate of Formation of NAFCO, and (iii) the authorization and incumbency of the officers of NAFCO that executed this Agreement and the other agreements, instruments and certificates to be delivered by NAFCO pursuant to this Agreement.

     (f) A good standing certificate with respect to NAFCO, dated as of a recent date.

     (g) The opinion of counsel for NAFCO, in the form agreed to between Monaco and NAFCO.
     3.7 Deliveries by Advantage. Advantage hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

     (a)          The  Advantage  Loan  Purchase  Agreement.

     (b)          The  Advantage  Servicing  Agreement.

     (c) The Loan Loss Reimbursement Agreement and the "Letters of Credit" (as that term is defined in the Loan Loss Reimbursement Agreement).

     (d)          The  Monaco  Pledge  Agreement.

     (e) The certificate of the Secretary or an Assistant Secretary of Advantage certifying as to (i) the actions referred to in Section 4.4(b),
(ii) a true and correct copy of the Certificate of Incorporation of Advantage, and (iii) the authorization and incumbency of the officers of Advantage that executed this Agreement and the other agreements, instruments and certificates to be delivered by Advantage pursuant to this Agreement.

     (f) A good standing certificate with respect to Advantage, dated as of a recent date.

     (g) The opinion of counsel for Advantage, in the form agreed to between Advantage's counsel and Monaco.

     3.8 Deliveries by Pacific USA. Pacific USA hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

     (a)          The  Loan  Purchase  Agreements.
     (b) A certificate of the Secretary or an Assistant Secretary of Pacific USA certifying as to (i) the actions referred to in Section 4.2(b),
(ii) a true and correct copy of the Certificate of Incorporation of Pacific USA, and (iii) the authorization and incumbency of the officers of Pacific USA that executed this Agreement and the other agreements, instruments and certificates to be delivered by Pacific USA pursuant to this Agreement.

     (c) A good standing certificate with respect to Pacific USA, dated as of a recent date.

     (d) The opinion of counsel for Pacific USA, in the form agreed to between Pacific USA's counsel and Monaco.

     3.9 Deliveries by PSB. PSB hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

     (a)          The  Loan  Purchase  Agreements.

     (b) The Loan Loss Reimbursement Agreement and the "Letters of Credit" (as that term is defined in the Loan Loss Reimbursement Agreement).

     (c)          The  Monaco  Pledge  Agreement.

     (d) A certificate of the Secretary or an Assistant Secretary of PSB certifying as to (i) the actions referred to in Section 4.5(b), (ii) a true and correct copy of the Federal Stock Charter of PSB, and (iii) the authorization and incumbency of the officers of PSB that executed this Agreement and the other agreements, instruments and certificates to be delivered by PSB pursuant to this Agreement.

     (e) A good standing certificate with respect to PSB, dated as of a recent date.

     (f) The opinion of counsel for PSB, in the form agreed to between PSB's counsel and Monaco.

     3.10 Deliveries by PCF. PCF hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

     (a) A certificate of the Secretary or an Assistant Secretary of PCF certifying as to (i) the actions referred to in Section 4.6(b), (ii) a true and correct copy of the Certificate of Formation of PCF, and (iii) the authorization and incumbency of the officers of PCF that executed this Agreement and the other agreements, instruments and certificates to be delivered by PCF pursuant to this Agreement.

     (b) A good standing certificate with respect to PCF, dated as of a recent date.

     (c) The opinion of counsel for PCF, in the form agreed to between PCF's counsel and Monaco.

                                  ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of Monaco. Monaco hereby represents and warrants to Pacific USA, PSB, NAFCO, Advantage, and PCF (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. Monaco is a corporation duly organized, validly existing and in good standing under the law of the State of Colorado and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Monaco to perform its obligations hereunder.

     (b) Authorization. Monaco has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Monaco by all necessary corporate action.

     (c)          Binding  Obligation.    This  Agreement,  assuming the due
authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of Monaco, enforceable against Monaco in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Monaco, or any indenture, agreement, mortgage, deed of trust or other instrument to which Monaco is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Monaco of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Monaco or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) Transaction Shares. All of the Transaction Shares have been duly authorized, and upon delivery thereof to NAFCO (or its designee), Advantage (or its designee) and PSB (or its designee) following the receipt by Monaco of the Monaco Shareholders' Approval in accordance with the provisions hereof, shall be validly issued, fully paid and non-assessable, free and clear of all pledges, liens, encumbrances and restrictions, except restrictions on transfer arising under applicable securities laws, rules and regulations.

     (g) Capital Stock. On the date hereof, the authorized capital stock of Monaco consists of 17,750,000 shares of Class A Common Stock, of which 7,140,379 shares are issued and outstanding, 2,250,000 shares of Class B Common Stock, of which 1,311,715 shares are issued and outstanding, and 5,000,000 shares of preferred stock, no par value, of which no shares are issued and outstanding. Monaco shall not issue any shares of preferred stock prior to the Closing Date.

     (h) Securities Laws. Under the circumstances contemplated by this Agreement and assuming the accuracy of the representations of NAFCO, Advantage, and PSB in Sections 4.3(f),and 4.4(f) and 4.5(f), respectively, the offer, issuance, sale and delivery of the Transaction Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

     (i)          SEC  Filings.   As of the date hereof, Monaco has made all
filings that it is required to make with the Commission under the Exchange Act (the "Company SEC Reports") and will make all such filings as are required in connection with the Transaction. As of their respective dates, the Company SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (j)      Private Resale.  Monaco will acquire the Warrants described in
Section 2.1(a)(iii) for investment, and not for the interest of any other person, not for resale to any other person and not with a view to or in connection with any sale or distribution. Monaco acknowledges that the Warrants are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and subject to substantial restrictions on transfer, and that the certificates representing the Warrants will bear restrictive legends. In addition, Monaco is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. Monaco has had access to the books and records of the issuers of the Warrants and has received from such issuers and other sources all information required by it in order to make an informed investment decision with respect to the Warrants.

     (k) No Default or Breach. Monaco is not in default or in breach of any agreement or instrument to which Monaco is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.

     (l) No Misstatement, Etc. Monaco has not made any misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (m) No Brokers. No broker, finder, agent or similar intermediary (other than SPGC, LLC and The Stone Pine Companies) has acted for or on behalf of Monaco in connection with the Transaction, and no such Person (other than SPGC, LLC and The Stone Pine Companies) is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Monaco or any action taken by Monaco, and the responsibility to pay any or all of such amounts to SPGC, LLC and/or The Stone Pine Companies is and shall be the sole responsibility of Monaco.

     4.2 Representations and Warranties of Pacific USA. Pacific USA hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. Pacific USA is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Pacific USA to perform its obligations hereunder.

     (b) Authorization. Pacific USA has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Pacific USA by all necessary corporate action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of Pacific USA, enforceable against Pacific USA in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Pacific USA, or any indenture, agreement, mortgage, deed of trust or other instrument to which Pacific USA is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Pacific USA of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Pacific USA or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) No Default or Breach. Pacific USA is not in default or in breach of any agreement or instrument to which Pacific USA is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.

     (g)          No  Misstatements,  Etc..    Pacific  USA has not made any
misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (h) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of Pacific USA in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Pacific USA or any action taken by Pacific USA.

     (i)          General.    The  NAFCO Loans, the Advantage Loans, and the
Warrants  do  not  constitute  substantially all of the assets of Pacific USA.

     4.3 Representations and Warranties of NAFCO. NAFCO hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. NAFCO is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of NAFCO to perform its obligations hereunder.

     (b) Authorization. NAFCO has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  NAFCO  by  all  necessary  corporate  action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of NAFCO, enforceable against NAFCO in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or operating agreement of NAFCO, or any indenture, agreement, mortgage, deed of trust or other instrument to which NAFCO is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to NAFCO of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over NAFCO or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) Private Placement. Except as contemplated by this Agreement, NAFCO and/or its designee will acquire the NAFCO Shares for investment, and not for the interest of any other person, not for resale to any other Person and not with a view to or in connection with any sale or distribution. NAFCO acknowledges, and acknowledges on behalf of any designee of NAFCO, that the NAFCO Shares will be "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and subject to substantial restrictions on transfer, and that the certificates representing the NAFCO Shares will bear restrictive legends. In addition, NAFCO represents and warrants that it is (and that any designee of NAFCO will be) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. NAFCO further represents and warrants that it and/or its designee has had access to the books and records of Monaco and has received from Monaco and other sources all information required by it in order to make an informed investment decision with respect to the NAFCO Shares including, without limitation, (i) all reports filed by Monaco with the Commission pursuant to Section 13 under the Securities Exchange Act of 1934, (ii) all annual reports to its shareholders,
(iii) the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of such securities, which questions have been answered to its satisfaction, and (iv) all additional information requested by NAFCO and/or its designee which Monaco possesses or could acquire without unreasonable effort or expense to verify the accuracy of the information furnished to NAFCO and/or its designee, which information has been provided to NAFCO and/or its designee, as applicable.

     (g)          Ownership  of  NAFCO  Loans.    Immediately  prior  to the
consummation of the transactions contemplated hereby to be consummated on the Closing Date, NAFCO will be the sole owner of and will have full right to transfer the NAFCO Loans to Monaco, and the NAFCO Loans will be free and clear of any Adverse Claim.

     (h) No Default or Breach. NAFCO is not in default or in breach of any agreement or instrument to which NAFCO is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.

     (i) No Misstatements, Etc. NAFCO has not made any misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (j) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of NAFCO (or any designee of NAFCO) in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with, or any action taken by, NAFCO (or any designee of NAFCO).

     (k) General. It is NAFCO's present intention that at all times prior to and immediately after the consummation of the Transaction, NAFCO will continue to operate in the consumer finance business.

     (l) NAFCO Loans. None of the NAFCO Loans was originally originated by PSB.

     4.4 Representations and Warranties of Advantage. Advantage hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. Advantage is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Advantage to perform its obligations hereunder.

     (b) Authorization. Advantage has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Advantage by all necessary corporate action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of Advantage, enforceable against Advantage in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Advantage, or any indenture, agreement, mortgage, deed of trust or other instrument to which Advantage is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Advantage of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Advantage or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) Private Placement. Except as contemplated by this Agreement, Advantage and/or its designee will acquire the Advantage Preferred Shares for investment, and not for the interest of any other Person, not for resale to any other person and not with a view to or in connection with any sale or distribution. Advantage acknowledges, and acknowledges on behalf of any designee of Advantage, that the Advantage Preferred Shares will be "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and subject to substantial restrictions on transfer, and that the certificates representing the Advantage Preferred Shares will bear restrictive legends In addition, Advantage represents and warrants that it is (and that any designee of Advantage will be) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. Advantage further represents and warrants that it and/or its designee has had access to the books and records of Monaco and has received from Monaco and other sources all information required by it in order to make an informed investment decision with respect to the Advantage Preferred Shares including, without limitation,
(i) all reports filed by Monaco with the Commission pursuant to Section 13 under the Securities Exchange Act of 1934, (ii) all annual reports to its shareholders, (iii) the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of such securities, which questions have been answered to its satisfaction, and (iv) all additional information requested by Advantage and/or its designee which Monaco possesses or could acquire without unreasonable effort or expense to verify the accuracy of the information furnished to Advantage and/or its designee, which information has been provided to Advantage and/or its designee, as applicable.

     (g) Ownership of Advantage Loans. Immediately prior to the consummation of the transactions contemplated hereby to be consummated on the Closing Date, Advantage will be the sole owner of and will have full right to transfer the Advantage Loans to Monaco, and the Advantage Loans will be free and clear of any Adverse Claim.

     (h) No Default or Breach. Advantage is not in default or in breach of any agreement or instrument to which Advantage is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.
     (i)          No  Misstatements,  Etc.    Advantage  has  not  made  any
misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (j) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of Advantage (or any designee of Advantage) in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with, or any action taken by, Advantage (or any designee of Advantage).

     (k) General. It is Advantage's present intention that at all times prior to and immediately after the consummation of the Transaction, Advantage will continue to operate its business as conducted by it as of the date hereof.

     (l) Advantage Loans. None of the Advantage Loans was originally originated by PSB.

     4.5 Representations and Warranties of PSB. PSB hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. PSB is a bank duly organized, validly existing and in good standing under the laws of the United States of America and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of PSB to perform its obligations hereunder.

     (b) Authorization. PSB has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  PSB  by  all  necessary  corporate  action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of PSB, enforceable against PSB in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of PSB, or any indenture, agreement, mortgage, deed of trust or other instrument to which PSB is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to PSB of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over PSB or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) Private Placement. PSB and/or its designee will acquire the PSB Shares for investment, and not for the interest of any other Person, not for resale to any other person and not with a view to or in connection with any sale or distribution. PSB acknowledges, and acknowledges on behalf of any designee of PSB, that the PSB Shares will be "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and subject to substantial restrictions on transfer, and that the certificates representing the PSB
Shares will bear restrictive legends. In addition, PSB represents and warrants that it is (and that any designee of PSB will be) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. PSB further represents and warrants that each of PSB and/or its designee has had access to the books and records of Monaco and has received from Monaco and other sources all information required by it in order to make an informed investment decision with respect to the PSB Shares including, without limitation, (i) all reports filed by Monaco with the Commission pursuant to Section 13 under the Securities Exchange Act of 1934,
(ii) all annual reports to its shareholders, (iii) the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of such securities, which questions have been answered to its satisfaction, and (iv) all additional information requested by PSB and/or its designee which Monaco possesses or could acquire without unreasonable effort or expense to verify the accuracy of the information furnished to PSB and/or its designee, which information has been provided to PSB and/or its designee, as applicable.

     (g) No Default or Breach. PSB is not in default or in breach of any agreement or instrument to which PSB is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.
     (h) No Misstatements, Etc. PSB has not made any misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (i) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of PSB (or any designee of PSB) in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with, or any action taken by, PSB (or any designee of PSB).

     (j) General. It is PSB's present intention that at all times prior to and immediately after the consummation of the Transaction, PSB will continue to operate its business as conducted by it as of the date hereof; provided that it is PSB's intention to sell substantially all of its banking operations in 1998.

     4.6 Representations and Warranties of PCF. PCF hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. PCF is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of PCF to perform its obligations hereunder.

     (b) Authorization. PCF has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  PCF  by  all  corporate  action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of PCF, enforceable against PCF in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or operating agreement of PCF, or any indenture, agreement, mortgage, deed of trust or other instrument to which PCF is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to PCF of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over PCF or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f)          Ownership  of  ADA  Equity  Interest  and other Warrants.
Immediately prior to the consummation of the transactions contemplated hereby which are to take place on the Closing Date: (i) PCF will be the sole owner of and will have full right to transfer the ADA Equity Interest to Monaco subject to the right of first refusal in favor of other shareholders of ADA Capital Corporation and applicable securities laws, and the ADA Equity Interest will be free and clear of any Adverse Claim; and (ii) PCF will be the sole owner of and will have full right to transfer all of the Warrants (other than the Restricted Warrants) to Monaco, and all of the Warrants (other than the Restricted Warrants) will be free and clear of any Adverse Claim.

     (g) No Default or Breach. PCF is not in default or in breach of any agreement or instrument to which PCF is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.

     (h) No Misstatements, Etc. PCF has not made any misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (i) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of PCF (or any designee of PCF) in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with, or any action taken by, PCF (or any designee of PCF).

     4.7 Joint Representations and Warranties of NAFCO and Advantage. NAFCO and Advantage jointly and severally represent and warrant to Monaco that as of the Cut-Off Date, no more than twelve percent (12%) of the aggregate number of Acquired Loans will be between thirty-one (31) and fifty-nine (59) days past due with respect to any regularly scheduled monthly payment or principal and/or interest from the related Obligors.

                                     ARTICLE V

                               COVENANTS OF MONACO
      5.1     Certain Covenants of Monaco.  Monaco covenants and agrees for
the  benefit  of  NAFCO    (and any designee of NAFCO to which any Transaction
Shares  have  been  issued)  as  follows:

     (a) Within ninety (90) days after the end of each calendar year during the Pricing Period, Monaco shall give NAFCO a statement prepared by Monaco (and audited by Ehrhardt, Keefe, Steiner & Hottman or such other firm as is then acting as Monaco's auditors) confirming the accuracy of Monaco's calculations) showing the computation of the Pre-Tax Earnings of the Designated NAFCO Operations for such calendar year, and shall make the delivery of the shares of Class A Common Stock or the Monaco/ANO Note I and the Monaco/ANO Note II, as applicable, to NAFCO (or its designees) to be made pursuant to Section 2.2(c) on the basis of such computations. All such statements will also be accompanied by complete financial statements of Monaco for such calendar year, which shall be audited. For sixty (60) days after the receipt of any such statement, NAFCO and its agents shall be entitled to inspect the books of Monaco relating to the operations which provide the basis for the computation of the Pre-Tax Earnings set forth in such statement, such inspection to be completed within thirty (30) days after access to such books are granted. If NAFCO shall notify Monaco in writing prior to the end of such 30-day period that it disagrees with the computation of Pre-Tax Earnings contained in such statement, the determination of such Pre-Tax Earnings shall be submitted to Ehrhardt, Keefe, Steiner & Hottman (or such other firm as is then acting as Monaco's auditors), a second firm of independent certified public accountants to be named by NAFCO and a third firm of independent certified public accountants to be selected by both such firms (or if such third firm is not so selected, a third firm of independent certified public accountants designated by the American Arbitration Association), and the decision of a majority thereof shall be binding upon all the parties to this Agreement. The fees and expenses incurred in connection with all such determinations of Ehrhardt, Keefe, Steiner & Hottman (or such other firm as is then acting as Monaco's auditors) shall be borne by Monaco, of the second firm of independent certified public accountants named by NAFCO shall be borne by NAFCO, and of such third firm shall be borne one-half each by Monaco and NAFCO. If NAFCO does not notify Monaco in writing prior to the end of such 30-day period that it disagrees with the computation of the Pre-Tax Earnings contained in the statement, such computation shall be binding upon all the parties hereto.

     (b) From and after the Closing Date, Monaco shall maintain and operate the Designated NAFCO Operations as a separate and identifiable division and will maintain all books and records required for the determination of Pre-Tax Earnings during the Pricing Period.

     (c) From and after the Closing Date, Monaco will attempt in good faith to advance the business of the Designated NAFCO Operations, will offer the NAFCO Loan Originators the same types of loan programs as are offered by Monaco to other originators (which Monaco terms "loan production offices"), will not divert the business or assets of the Designated NAFCO Operations to any other organization or entity, will not shift earnings of the Designated NAFCO Operations to periods outside the Pricing Period, will not shift expenses of the Acquired Operations properly allocable to periods outside the Pricing Period to the Pricing Period, and will at all times exercise good faith in making any decisions affecting the Designated NAFCO Operations.

     (d) Monaco shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and to perform its duties under this Agreement. Any Person into which Monaco may be merged or consolidated, or to whom Monaco has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which Monaco shall be a party, shall be the successor of Monaco hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such successor shall execute an agreement of assumption, in form reasonably satisfactory to NAFCO, to perform every covenant of Monaco under this Agreement.

     (e) Monaco will promptly furnish to NAFCO from time to time upon written request such information regarding the business and affairs and financial condition of the Designated NAFCO Operations as NAFCO may reasonably request, and will furnish to NAFCO monthly reports, promptly after becoming available and in any event within 30 days after the end of each month following the Closing Date and through the end of the Pricing Period, the balance sheet of the Designated NAFCO Operations as of the end of such period, the statements in income, and statements of cash flow of the Designated NAFCO Operations for such month and for the period from the beginning of the Pricing Period (for the month beginning February 1998), certified by the principal financial officer of Monaco to have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated, except to the extent stated therein, subject to normal changes resulting from year-end adjustment.

     (f) Monaco will permit any officer, employee or agent of NAFCO to examine the books and records relating to the Designated NAFCO Operations, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Designated NAFCO Operations with Monaco's officers, accountants and auditors, upon reasonable request and during normal business hours so as not to interfere with Monaco's normal operations.

     (g) Except in connection with the transfer of assets in a securitization transaction or similar financing arrangement, Monaco will not sell, transfer, dissolve or otherwise dispose of the business operations relating to the Designated NAFCO Operations after the Closing Date and prior to the end of the Pricing Period without the prior written consent of NAFCO.


                                  ARTICLE VI

                            ADDITIONAL COVENANTS

          6.1 Covenants of PSB, NAFCO and Advantage. PSB, NAFCO and Advantage each covenant and agree to promptly provide such information and assistance to Monaco as it shall reasonably require in connection with its solicitation of proxies from the holders of its Class A and Class B Common Stock in connection with the special meeting of its shareholders to be called for the purpose of approving the Stock Issuances.

     6.2 Covenants of all Parties. Each of the parties hereto shall make all HSR Required Filings with the appropriate governmental authorities as soon as possible and will use its best efforts to file same within ten (10) calendar days following the Closing Date.

     6.3          Covenants  of  NAFCO,  Advantage,  PSB,  PCF,  and Monaco.

     (a) Monaco shall file with the Commission for its approval a proxy statement relating to the Stock Issuances as soon as possible following the Closing Date and will use its best efforts to file same within ten (10) calendar days following the Closing Date. Thereafter, within four (4)
Business Days following the approval of such proxy statement by the Commission, Monaco shall, by means of such proxy statement, seek to obtain the Monaco Shareholders' Approval Morris Ginsburg and Irwin Sandler have previously agreed to vote all shares of Class A and Class B Common Stock over which they have voting power in favor of the Stock Issuances. If the Monaco Shareholders' Approval is received and the parties hereto have received the HSR Approval, then Monaco shall cause the Stock Issuances to take place and shall deliver on the Determination Date:

     (i) to NAFCO or its designee, the share certificates, in the form agreed to between Monaco and NAFCO, representing the NAFCO Preferred Shares;

     (ii) to NAFCO or its designee, with respect to the NAFCO Preferred Shares, the Monaco/NAFCO Registration Rights Agreement;

     (iii) to Advantage or its designee, the share certificates, in the form agreed to between Monaco and Advantage, representing the Advantage Preferred Shares;

     (iv) to Advantage or its designee, with respect to the Advantage Preferred Shares, the Monaco/Advantage Registration Rights Agreement;

     (v) to PSB or its designee, the share certificates representing the PSB Shares, or a fully executed instruction letter to Monaco's transfer agent to issue such share certificates;

     (vi) to PSB or its designee, with respect to the PSB Shares, the Monaco/PSB Registration Rights Agreement; and

     (vii) to NAFCO or its designee, Advantage or its designee, and PSB or its designee, an opinion of counsel respecting such Stock Issuances, in form and substance reasonably acceptable to Monaco and each of such other Persons.

In connection with the foregoing, each of NAFCO, Advantage, and PSB (or their respective designees, as applicable) shall (or shall cause their respective designees, as applicable, to) duly execute and deliver (on the Determination
Date) the registration rights agreement to which it is a party. If NAFCO, Advantage, and/or PSB should designate a Person to which any of the Transaction Shares are to be issued as provided herein, then it shall be a condition precedent to the obligation of Monaco to deliver share certificates representing such Transaction Shares to such designee (either on the Determination Date or at any time thereafter) that such designee shall execute and deliver to Monaco an agreement whereby it makes the same representations and warranties to Monaco as are made by NAFCO, Advantage, and PSB in Sections 4.3(f), 4.4(f), and 4.5(f). If the parties hereto shall have received the HSR Approval, and Monaco shall have received the Monaco Shareholders' Approval and caused the Stock Issuances, then the Monaco Pledge Agreement shall automatically terminate and be of no further force and effect.

     (b) From and after the Closing Date, each of NAFCO and PCF shall use its best efforts to cause the transfer of any Restricted Warrants to Monaco in compliance with the restrictions applicable thereto.


                                 ARTICLE VII

                               MISCELLANEOUS
     7.1          Notices.    All  notices,  requests,  consents  and  other
communications required or permitted hereunder or under any other Asset Purchase Document shall be in writing and shall be personally delivered, transmitted via facsimile or overnight courier service or mailed first-class postage prepaid, registered or certified mail,

(a)          if  to  Pacific  USA,  PSB,  NAFCO,  Advantage,  and/or  PCF:

     c/o  Pacific  USA  Holdings  Corp.
     5999  Summerside  Drive,  Suite  112
     Dallas,  Texas  75252
     Attn:  Bill  C.  Bradley,  Chief  Executive  Officer
     Facsimile  No.:    (972)  248-5023

     With  a  Copy  to:

     Pacific  USA  Holdings  Corp.
     3200  Southwest  Freeway,  Suite  1220
     Houston,  Texas  77027
     Attn:  Cathryn  L.  Porter,  Chief  General  Counsel
     Facsimile  No.:    (713)  871-0155

(b)          if  to  Monaco:

     Monaco  Finance,  Inc.
     370  Seventeenth  Street,  Suite  5060
     Denver,  Colorado  80202
     Attn:  Irwin  L.  Sandler,  Executive  Vice  President
     Facsimile  No.:    (303)  405-6496

and such notices and other communications shall for all purposes of this Agreement and any other Asset Purchase Document be treated as being effective or having been given on the date when personally delivered or when transmitted by facsimile (if confirmation of facsimile receipt has been given), on the date after being deposited with an overnight courier service, or, if sent by mail, four days after deposit in the United States mail, postage prepaid. Any party may change its address for notice by notifying the other party pursuant to the above notice provisions.
     7.2 Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of this Agreement by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party; provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

     7.3       Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

     (A) THIS AGREEMENT AND THE ASSET PURCHASE DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

     (B) IN ANY LEGAL ACTION RELATING TO THIS AGREEMENT OR THE ASSET PURCHASE DOCUMENTS OR RELATING TO ANY OTHER DEALINGS AND NEGOTIATIONS BETWEEN THE PARTIES, EACH PARTY AGREES (I) TO THE EXERCISE OF JURISDICTION OVER IT BY A FEDERAL COURT SITTING IN DALLAS, TEXAS OR DENVER, COLORADO; AND (II) IF EITHER PARTY BRINGS A LEGAL ACTION, IT SHALL BE INSTITUTED IN ONE OF THE
COURTS  SPECIFIED  IN  SUBPARAGRAPH  (I)  ABOVE.

     (C) THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY LEGAL ACTION WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT OR THE ASSET PURCHASE DOCUMENTS. INSTEAD, ANY LEGAL ACTION RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     7.4 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     7.5 Amendments; No Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pacific USA and Monaco, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     7.6          Securitization  Matters.   Notwithstanding anything to the
contrary contained herein, each of the parties hereto agrees that, in connection with any securitization transaction contemplated under Section 9 of the Loan Loss Reimbursement Agreement, such party shall take such actions (including, without limitation, the amendment or modification of any of the Asset Purchase Documents and the delivery of opinions of counsel) as shall be reasonably required by MBIA Insurance Corporation (or similar entity) and/or any rating agency involved in any such securitization transaction; provided that Monaco shall pay all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' fees, incurred by each such party in taking such action(s); provided further that no party hereto shall be required to take any such action if, in the good faith determination of such party, such action would materially and adversely affect such party.

     7.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

     7.8 Certain Rules of Construction. Unless otherwise specified herein, section, exhibit, and schedule references are to this Agreement. All of the exhibits and schedules hereto are incorporated herein by this
reference.    Headings  used  herein  are  for  convenience of reference only.

     7.9 Confidentiality. Each Related Party hereby agrees that all information obtained by such Person regarding the Acquired Loans from and after the Closing Date shall be maintained in confidence and shall not be disclosed to any other Person unless: (a) such disclosure does not violate any applicable law or regulation or any proprietary rights of Monaco, any subsidiary of Monaco, or any servicer of all or any of the Acquired Loans; (b) such disclosure is ordered by a court of applicable jurisdiction; or (c) such disclosure is made by such Related Party to its officers, directors, auditors, attorneys, employees, professional consultants, or agents who would have access to such information in the normal course of the performance of such Related Party's duties; provided that such Related Party may make disclosures with respect to any of the above matters to reinsurers or any Person having regulatory authority over such Related Party.

     7.10 Amendment and Restatement; Effectiveness. This Agreement amends and restates the Original Agreement in its entirety. This Agreement shall become effective as of the date first written above upon the execution and delivery of a counterpart hereof by each of the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been signed and delivered by the parties hereto as of the date first written above.

MONACO  FINANCE,  INC.,
a  Colorado  corporation

By:        /s/  Irwin  L.  Sandler
Name:           Irwin  L.  Sandler
Title:          Executive  Vice  President

PACIFIC  USA  HOLDINGS  CORP.,
a  Texas  corporation

By:        /s/  Bill  C.  Bradley
Name:           Bill  C.  Bradley
Title:          Chief  Executive  Officer

PACIFIC  SOUTHWEST  BANK,
a  federally  chartered  savings  bank

By:        /s/  Bobby  Hashaway
Name:           Bobby  Hashaway
Title:          Executive  Vice  President

NAFCO  HOLDING  COMPANY,  LLC,
a  Delaware  limited  liability  Company

By:        /s/  Robert  Womack
Name:           Robert  Womack
Title:          Chief  Financial  Officer

ADVANTAGE  FUNDING  GROUP,  INC.,
a  Delaware  corporation

By:        /s/  Robert  Womack
Name:           Robert  Womack
Title:          Vice  President

PCF  SERVICE,  LLC,
a  Delaware  limited  liability  Company

By:        /s/  Bobby  Hashaway
Name:           Bobby  Hashaway
Title:          Executive  Vice  President


                                EXHIBIT  A-1

                  Form  of  Advantage  Loan  Purchase  Agreement


                       SEE  EXHIBIT  10.64  FILED  WITH  FORM  8-K  DATED
                 JANUARY 23, 1998, FILED BY MONACO FINANCE, INC.

                              EXHIBIT  C-1

                      Form  of  Certificate  of  Designation

      SEE  EXHIBIT  10.63  FILED  WITH  FORM  8-K  DATED
     JANUARY  23,  1998,  FILED  BY  MONACO  FINANCE,  INC.

                                EXHIBIT  L-1

                  Form  of  Loan  Loss  Reimbursement  Agreement
               SEE  EXHIBIT  10.02  FILED  HEREWITH.

                                 EXHIBIT  M-1

                                   Form  of
        Monaco/Advantage  Note,  Monaco/ANO  Note  I,  Monaco  ANO  Note  II,
                    Monaco/NAFCO  Note,  and  Monaco/PSB  Note

      SEE  EXHIBIT  10.63  FILED  WITH  FORM  8-K  DATED
     JANUARY  23,  1998,  FILED  BY  MONACO  FINANCE,  INC.

                                EXHIBIT  M-2

            Form  of  Monaco/Advantage  Registration  Rights  Agreement

      SEE  EXHIBIT  10.63  FILED  WITH  FORM  8-K  DATED
     JANUARY  23,  1998,  FILED  BY  MONACO  FINANCE,  INC.

                                EXHIBIT  M-3

              Form  of  Monaco/NAFCO  Registration  Rights  Agreement

      SEE  EXHIBIT  10.63  FILED  WITH  FORM  8-K  DATED
     JANUARY  23,  1998,  FILED  BY  MONACO  FINANCE,  INC.


                                EXHIBIT  M-4

                       Form  of  Monaco  Pledge  Agreement
      SEE  EXHIBIT  10.63  FILED  WITH  FORM  8-K  DATED
     JANUARY  23,  1998,  FILED  BY  MONACO  FINANCE,  INC.


                                EXHIBIT  M-5

               Form  of  Monaco/PSB  Registration  Rights  Agreement

     SEE  EXHIBIT  10.63  FILED  WITH  FORM  8-K  DATED
     JANUARY  23,  1998,  FILED  BY  MONACO  FINANCE,  INC.

                                EXHIBIT  N-1

                    Form  of  NAFCO  Loan  Purchase  Agreement

            SEE  EXHIBIT  10.66  FILED  WITH  FORM  8-K  DATED
     JANUARY  23,  1998,  FILED  BY  MONACO  FINANCE,  INC.

                                EXHIBIT  3.5(C)

                    Form  of  Advantage  Servicing  Agreement

            SEE  EXHIBIT  10.67  FILED  WITH  FORM  8-K  DATED
     JANUARY  23,  1998,  FILED  BY  MONACO  FINANCE,  INC.

                                 EXHIBIT  3.5(D)

                      Form  of  NAFCO  Servicing  Agreement

            SEE  EXHIBIT  10.68  FILED  WITH  FORM  8-K  DATED
     JANUARY  23,  1998,  FILED  BY  MONACO  FINANCE,  INC.
0            SEE  EXHIBIT  10.6